COMSTOCK MINING INC








Increasing Quality Gold Resources and Near Term Cash Flow

Merriman Investor Summit
November 16, 2010
New York City

Legal Disclosures and Forward Looking Statements

LEGAL DISCLAIMER AND FORWARD LOOKING STATEMENT

This presentation has been prepared for introductory informational purposes only. This presentation is being made available on a confidential basis to a limited number of qualified recipients. This presentation may not be used for any other purpose. Any reproduction or distribution of this presentation, in whole or in part, or any disclosure of its contents, without the prior written consent of Comstock Mining Inc., is prohibited.

Statements contained in this presentation, which are not historical facts, including statements about plans, goals and expectations regarding businesses and opportunities, new or existing business strategies, capital resources and future financial results, are "forward looking" as contemplated by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, including, but not limited to, changes in government regulation, generally accepted accounting principles, taxation, competition, general economic conditions and geopolitical conditions. Accordingly, actual results may differ materially from those projected or implied in the forward-looking statements.

This presentation does not constitute an offer or solicitation as to any securities. Any such offer shall be made only pursuant to definitive written private placement offering materials and in accordance with applicable securities laws. Any such securities will not be registered under the Securities Act of 1933 or any state securities law, will not be reviewed or approved by the Securities and Exchange Commission or any state securities law administrator, and will be not be offered or sold in any jurisdiction where it is unlawful to offer or sell such securities. Investors will need to conduct their own investigation thereof, including the merits and risks and the legality and tax consequences.

Comstock Mining Inc. assumes no obligation to update or correct the information contained in this presentation or such discussions.

NON-GAAP FINANCIAL MEASURES

The term "total cash cost" is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by-product credits for payable silver production. We have included total cash cost information to provide investors with information about the expected cost structure of our mining operations. This information differs from measures of performance determined in accordance with GAAP in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.

CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES

This presentation uses the terms "measured," "indicated," and "inferred resources," which are calculated in accordance with the Canadian National Instrument 43-101. The US Securities and Exchange Commission does not recognize these terms. The SEC permits U.S. mining companies to disclose only those mineral deposits that a company can economically and legally extract or produce. US investors are cautioned not to assume that any part or all of a measured, indicated or inferred resource exists or is economically or legally mineable.

QUALIFIED PERSON

Mr. Laurence G. Martin, AIPG Certified Professional Geologist #10985, a Qualified Person as defined under Canadian National Instrument 43-101, has reviewed and verified the technical contents of this report.

DOLLARS

All dollar amounts are in US dollars unless otherwise noted.

COMSTOCK MINING INC

Comstock Mining Highlights

Expanded mineral resource nearly 60% since May 2010 NI 43-101 Report

- 1.06 million Measured and Indicated (M&I) Gold Equivalent Ounces (Au Eq. Oz) (a 38% increase); 380,000 Inferred Au Eq Oz (a 158% increase)
- 899,000 M&I ounces of Gold (a 41% increase); 10.6 million M&I ounces of Silver (a 25% increase)
- 190,000 Au Eq Oz of additional, known historical resources

"Exploration opportunities to expand known mineralization....are outstanding and have the potential of doubling the estimated Measured and Indicated Resource." *(Behre Dolbear NI 43-101, August 2010)*

Deep knowledge of the mineralization of the Comstock and Silver City Districts

- One of Nevada's historically richest mining districts and underexplored by modern methods
- Cost effective and successful exploration approach (recent Drill Program hit mineralization in 49 of 51 holes)
- Recent acquisitions extend exploration targets over a 6-mile contiguous mineralized trend

Permitted, production-ready infrastructure

- Development pipeline: All in low risk Nevada jurisdiction

Near term gold production and cash flow from Dayton and Lucerne Resource Areas

- Actual test production (through 2006) — 12,400 gold ounces; 53,000 silver ounces
- First Gold Dore Pour — 12,000 - 15,000 gold equivalent ounces
- Forecast 2012 — 24,000 gold equivalent ounces
- Low cost, favorable shallow open pit resource and outstanding strip ratios

Strong management team with development, operational, regulatory and financial experience

Significant, near term value creation through:

- Successful restructuring and recapitalization of the balance sheet and equity funding of the business plan
- Produce in 2011 to positive cash flow
- Validate 3.25 million Au Eq Oz of (at least) Measured & Indicated Resource

COMSTOCK MINING INC

Experienced, Professional Leadership Team

Core Team	Competencies & Experience
Corrado De Gasperis	▪ Chief Executive Officer, President and Principal Financial Officer of Comstock Mining since April 2010 ▪ Over 23 years of experience in manufacturing, metals and mining operational and financial management, construction project management and capital markets
Larry G. Martin, CPG	▪ Chief Geologist since 2008, Certified Professional Geologist (CPG) and designated Qualified Person (QP) ▪ Over 31 years of successful precious metal exploration, mine development and production experience including with Peter Kiewet Sons and Houston Oil and Minerals. Supervised exploration projects in Western U.S., Canada, Honduras, Liberia and Mexico
Dennis Anderson, CPG	▪ Director of Permitting and Environmental Compliance, Certified Professional Geologist (CPG) and designated Qualified Person (QP) ▪ Over 31 years of natural resource-based engineering geology with industry experience and as a regulator in Nevada State Government, Project Manager and senior engineer on numerous mine projects, development, reclamation plans and environmental assessments
Stephen J. Russell	▪ Senior Mine Geologist since 2010, Masters Degree, Geology, published on unique Western U.S. structural geology ▪ Over 34 years in geology, mining, and exploration with extensive Nevada mine planning and production experience
Michael N. Norred	▪ Founder and President of TECHBASE International; fully dedicated consultant to Comstock Mining, directing the Company's strategic resource planning, data integrity and quality and resource attestation ▪ Over 31 years of mine planning, resource definition and estimation and geological/statistical data management

Board of Directors	Competencies & Experience
Robert A. Reseigh	▪ Director since 2008, holds a Masters Degree in Mining Engineering from the Colorado School of Mines ▪ Over 40 years of experience in the mining and underground construction industry with Peter Kiewit Sons, Atkinson Construction and The Barnard Companies. Extensive experience in mine development, deep shaft, drill and blast tunnel work
William J. Nance	▪ Director since 2005, Chairman of the Audit and Compensation Committees; CPA ▪ Over 40 years of experience in most phases of real estate restructuring, development and financing, and M&A
Scott H. Jolcover	▪ Director since 2008, holds A.S. in Automotive Technology with further studies in Technical Industrial Education ▪ Over 30 years of Nevada mining experience, land and mine acquisitions, General Manager of Plum Mining Co. LLC
Robert T. Faber	▪ Director since 2008, Chief Accounting Officer, holds a Bachelor of Science in Accounting, CPA (currently unlicensed) ▪ 20 years of diverse, senior financial and operational management, international business and acquisition experience

COMSTOCK MINING INC

Comstock Mining Inc. Transformation Complete

November 2009
- Moelis & Company retained as Strategic Financial Advisor
- Launches strategic planning process

December 2009
- Debt holders commit to $4.5 million of new funding for exploration and development for 2010

March 2010
- Commences 2010 Spring Drill Program
- 51 Exploration and Mine development (infill) holes in the Lucerne Area Resource

April 2010
- BOD appoints new President & CEO
- BOD adopts new strategic plan including:
  - Exploration
  - Recapitalization
  - Accelerating mine development and production

May 2010
- Landmark Behre Dolbear NI 43-101 Technical Report
- Results exceed initial expectations in terms of resource (≈1 million eq. oz.)
- Near term mining production capability

May 2010
- Shareholders approve 200:1 reverse stock split with over 90% shares voted "yes"

June 2010
- Debt holders enhance 2010 funding by over $1 million, protecting asset values and advancing strategic plan

July 2010
- Major land transactions closed
  - Donovan
  - Dayton
  - Spring Valley
  - Metropolitan
- Company rebranded Comstock Mining Inc.

August 2010
- Completion of updated Behre Dolbear NI 43-101 Technical Report increasing global resources to ≈1.6 million eq. oz.

August 2010
- Debt holders agree to exchange all senior secured debt for equity

October 2010
- Raised $35.75 million of Equity Capital that fully funds our Business Plan for:
  - Production
  - Exploration
  - Land Acquisition

November 2009 — April 2010 — June 2010 — August 2010 — October 2010

The Historic Comstock District




Legend
Comstock, Silver City Lode Trace
Comstock Mining Claims

- World Class Historic Mineral District
  - Produced 8.2 million ounces of gold and 192 million ounces of silver
  - 33 bonanza discoveries in the 1800's
- Under-explored gold and silver district in terms of modern exploration
- Highly fragmented land positions, locally mined
  - Over 400 companies (130 publicly traded) working in the Comstock in the 1870's
- Mining declined in the late 1880's due to:
  - Weak rock conditions / cost;
  - Water with temperatures reaching 140 degrees (now subsided);
  - 1873 Demonetization of silver;
  - 1906 San Francisco Earthquake;
  - World War II (The War Act);
  - The Great Depression; and
  - Persistent, fractured, inefficient claims.

The Company has completed an unprecedented consolidation of the Comstock District that cannot be replicated.

COMSTOCK MINING INC

Company Overview


Reno
CARSON CITY
Legend
Comstock, Silver City Lode Trace
Comstock Mining Claims

- Consolidated substantially all of the Comstock and Silver City's most prominent mineralized trend
  - Control claims along 6+ mile portion of the trend
  - Amassed a vast repository of historical and current data
  - Historically significant U.S. precious metal trends

- Well permitted, production ready infrastructure

- Recent acquisitions capitalized on already strong land position at attractive prices
  - Significantly reduced or eliminated royalties where production is imminent
  - Added bonanza-potential claims
  - Long-term, low-to-no interest financing

- Long-established, regional infrastructure
  - Drilling, assaying, geotechnical and metallurgy
  - Familiar, knowledgeable regulators for our projects

- Strong, nearly debt-free balance sheet
  - Keen, industry leading and knowledgeable shareholders

COMSTOCK MINING INC

Accelerated Consolidation of the Comstock Securing Production Goals


Comstock Mine Project Claims
(Lyon, Storey, & Washoe Counties, NV) As of July 2010
Comstock Mining, Inc.
Base map: USGS Virginia City, Flowery Peak, New Empire, & Dayton Quadrangles 7.5 minute Series
N
Northern Targets
Occidental Area
Northern Extension
Lucerne Resource Area
Dayton Resource Area
Spring Valley Area
Patented Claims & Parcels
Comstock Mining, Inc.
Comstock (Obester)
Comstock (Donovan)
DWC
Fred Garrett
RR & Gold
Sutro
VCV
Ida Consolidated
Dondero Parcels
Gold Lock
Unpatented Claims
Comstock Mining, Inc.
Comstock (Donovan)
DWC
James Obester
RR & Gold
New Dancy
Ida Consolidated
Comstock Placer

TARGET	STATUS
Obester (Lucerne) (11 Patented Claims)	Acquired (4/10)
Donovan (Lucerne) (9 Patented and 12 Unpatented Claims)	Acquired (7/10)
Spring Valley (7 Unpatented Claims)	Acquired (6/10)
Dayton I (Marble/Alhambra/Kossuth/Cherokee)	Leased w/ purchase option (7/10)
Dayton II (Metropolitan/Peach)	Leased w/ purchase option (8/10)
DWC (Justice/Woodville/Keystone/Overland)	Acquired in Recapitalization*
Sutro Tunnel Company (Gould and Curry/Kentuck/Bullion/Yellow Jacket)	Acquired in Recapitalization*
VCV (Savage, Hale & Norcross, Chollar/Potosi)	Acquired in Recapitalization*

* Acquired through our newly formed joint venture Northern Comstock LLC for consideration of $862,500 per year (or 862.5 shares of Preferred Convertible Stock, Series A-1)

COMSTOCK MINING INC

Historic Comstock – Concentrated Known High Grades


Legend
AU OPT Assays
0.024 - 0.050
0.051 - 0.100
0.101 - 0.500
0.501 - 2.000
Historic Underground Workings
N
0
250
500
1,000
Feet

Uniquely provides high potential for efficient exploration and development opportunities

Untapped Opportunities Throughout the Comstock District


Untapped
exploration area
Historic Bonanzas Mined
on Comstock land


Historic Woodville Bonanza -
Current Resource Area
Untapped
exploration area

Untapped Exploration Areas Under Company's Control

- Justice
- Kentuck
- Caledonia
- Overman
- Bullion
- Yellow Jacket
- Woodville
- Belcher
- Dayton
- Spring Valley

Comstock Mining Inc

Exploration Results Increase Reported Mineral Resource

Result of Behre Dolbear NI 43-101 report – August 2010	Tons (000's)	Average Grade Au (oz/ton)	Average Grade Ag (oz/ton)	Contained Ounces Au (ounces)	Contained Ounces Ag (ounces)	66.03(1) Au Eq Oz
Measured	13,430	0.032	0.372	425,000	4,990,000	500,000
Indicated	18,080	0.026	0.310	474,000	5,600,000	560,000
Measured and Indicated	31,510	0.029	0.336	899,000	10,590,000	1,060,000
Inferred	13,870	0.023	0.256	322,000	3,550,000	380,000
Historical	2,460	0.053	1.472	131,000	3,620,000	190,000
(1) Au Eq Oz using August 31, 2010 London PM prices						1,630,000

Result of Behre Dolbear NI 43-101 report – May 2010	Tons (000's)	Average Grade Au (oz/ton)	Average Grade Ag (oz/ton)	Contained Ounces Au (ounces)	Contained Ounces Ag (ounces)	63.67(2) Au Eq Oz
Measured	12,761	0.030	0.384	383,000	4,900,000	460,000
Indicated	10,152	0.025	0.353	254,000	3,584,000	310,000
Measured and Indicated	22,913	0.028	0.370	637,000	8,484,000	770,000
Inferred	6,613	0.018	0.244	122,000	1,612,000	147,000
Historical	1,920	0.041	0.959	79,000	1,842,000	108,000
(2) Au Eq Oz using May 14, 2010 NY closing prices						1,025,000

Updated technical report increases our global resource almost 60%

COMSTOCK MINING INC

Exploration Results Increase Reported Mineral Resource

Result of Behre Dolbear NI 43-101 report – August 2010		Average Grade		Contained Ounces		66.03(1)
	Tonnes (000's)	Au (g/t)	Ag (g/t)	Au (ounces)	Ag (ounces)	Au Eq Oz
Measured	12,210	1.084	12.739	425,000	4,990,000	500,000
Indicated	16,400	0.898	10.610	474,000	5,600,000	560,000
Measured and Indicated	28,650	0.977	11.518	899,000	10,590,000	1,060,000
Inferred	12,610	0.797	8.767	322,000	3,550,000	380,000
Historical	2,230	1.821	50.426	131,000	3,620,000	190,000
(1) Au Eq Oz using August 31, 2010 London PM prices						1,630,000

Result of Behre Dolbear NI 43-101 report – May 2010		Average Grade		Contained Ounces		63.67(2)
	Tonnes (000's)	Au (g/t)	Ag (g/t)	Au (ounces)	Ag (ounces)	Au Eq Oz
Measured	11,601	1.027	13.151	383,000	4,900,000	460,000
Indicated	9,229	0.856	12.089	254,000	3,584,000	310,000
Measured and Indicated	20,830	0.952	12.680	637,000	8,484,000	770,000
Inferred	6,012	0.616	8.356	122,000	1,612,000	147,000
Historical	1,746	1.404	32.842	79,000	1,842,000	108,000
(2) Au Eq Oz using May 14, 2010 NY closing prices						1,025,000

Updated technical report increases our global resource almost 60%

COMSTOCK MINING INC

Dayton and Lucerne Resource Areas – Near Term Production

The following table presents significant objectives to production


2010
2011
Drilling
Metallurgical Program
Mine Plan & Pit Design
Feasibility Study/PEA
NI 43-101 Reports
Production

Near Term Production - Permits in Place

Required Regulatory and Environmental Permits Are Secured

- Water Pollution Control Permit (Nevada Division of Environmental Protection (NDEP))
- Mine Reclamation Permit (and Financial Assurance)
- Air Quality Control Permit (NDEP)
- Storm Water (Drainage) Permit (NDEP)
- Water Rights (Nevada Division of Water Resources)
- Artificial Pond Permit (Nevada Department of Wildlife)
- Special Use Permit - Mine & Process Operations (Storey County)
- State Mine Inspector Notice (NV Dept of Business & Industry)
- Federal Mine Inspector Notice (MSHA)



Applying for:

- Modifications to Air Quality Control Permit
- Newly Required Mercury Air Quality Permit
- Modifications to Mine Reclamation Permit

Current, inclusive permits provide short lead time to production

Proposed $35.75 MM Financing & Use of Proceeds Summary

Use of Proceeds		US Dollars (in millions)
Mobile Mine Equipment	$	2.50
Leach Pad Expansion		2.50
Crushing Plant & Lab Refurbishment		3.00
Capital Items Related to Comstock Mining Production	**$**	**8.00**
Exploration & Mine Development		15.00
Production Start-Up		4.00
Land Acquisitions		4.00
General Corporate Purposes/Feasibility		1.75
Other Activity and Source Requirements to Begin Production	**$**	**24.75**
Transaction fees and related (primarily banking and legal)		3.00
Total Use of Proceeds	**$**	**35.75**

Gold Exploration Company Valuation Considerations

- Fundamental characteristics of the resource are the primary factors that influence an asset's value
  - ✓++ – Proximity to proven mining deposits and operations
  - ✓+ – History of previous mining operations
  - ✓++ – Occurrence of other precious (silver) or base metals
  - ✓++ – Grade
  - ✓+ – Tons
- Mine location and the political jurisdiction are significant factors influencing the cost and time required to bring a mine into production
  - ✓++ – Political stability
  - ✓+ – Ease of permitting
  - ✓++ – Access to infrastructure and labor
  - ✓+ – Weather
- Strong, established management teams and strategic investor ownership
  - ✓+ – Strong geological interpretation and date-based, productive exploration record
  - ✓++ – Enhanced access to capital from committed, lead investor
- Public markets generally reward operations that are scalable
  - ✓++ – Higher net present value of cash flows from nearer term production
  - ✓++ – Increased exit opportunities through a sale to mid and major producers

Capital Structure (Pro Forma) Strong Protected Balance Sheet

(Dollars in 000's)	As of August 31, 2010 Actual	As Adjusted
Cash and Cash Equivalents	$366	$33,116 [1]
Total Debt	**$31,119**	**$1,724** [2]
Convertible Stock		
7.5% Series A-1 Convertible	--	$20,912
7.5% Series A-2 Convertible	--	$8,483
7.5% Series B Convertible	--	$35,750
Common Stock	--	--
Stockholders' Equity (Deficit)	($34,060)	$31,085
Total Capitalization	**($2,941)**	**$32,089**
Equity		
Common Stock	19,406,382	20,484,456
Series A-1 Preferred Stock (on an as converted basis)		32,122,883
Series A-2 Preferred Stock (on an as converted basis)		13,030,274
Series B Preferred Stock (on an as converted basis)		21,666,666
Total Equity Outstanding (on an as converted basis)	**19,406,382**	**87,304,279**

(1) Assumes a commission/discount of 7% payable to the Placement Agents in connection with this Offering plus related transaction fees

(2) The debt that will remain after the Debt-for-Equity Exchange is indebtedness, in the form of promissory notes, for land acquisitions (Obester, Petrini and Donovan)

(3) Includes 1,078,074 shares of Common Stock issued in October upon the exercise of warrants (cashless) issued in 2006 and 2007 to certain debt holders

COMSTOCK MINING INC

World Class Advisory and Services Group

MINERAL INDUSTRY ADVISORS

Behre Dolbear Group, Inc.

Behre Dolbear, Mineral Industry Advisors

FINANCIAL SERVICES

Moelis & Company

Kenneth D. Moelis, Founder and CEO
Mark W. Henkels, Managing Director, Metals and Mining

GEOSTATISTICAL MODELING

TECHBASE

TECHBase International, Ltd.

Michael Norred, President

STRATEGIC PLANNING AND PROJECT SCHEDULING

sYmmetry advisors inc

Jim Guddy, President

METALLURGY

McClelland Labs

Gene McClelland, President and CEO

LEGAL SERVICES

KELLEY DRYE

M. Ridgeway Barker III, Partner, and Chair of the Corporate Finance and Securities Practice Group

ASSAY

American Assay Laboratories

George Burke, President

INSURANCE SERVICES

INTEGRO INSURANCE BROKERS

Nick Conca, Managing Principal & New York Office Leader

Comstock Mining Highlights

Expanded mineral resource nearly 60% since May 2010 NI 43-101 Report

- 1.06 million Measured and Indicated (M&I) Gold Equivalent Ounces (Au Eq. Oz) (a 38% increase); 380,000 Inferred Au Eq Oz (a 158% increase)
- 899,000 M&I ounces of Gold (a 41% increase); 10.6 million M&I ounces of Silver (a 25% increase)
- 190,000 Au Eq Oz of additional, known historical resources

"Exploration opportunities to expand known mineralization….are outstanding and have the potential of doubling the estimated Measured and Indicated Resource." *(Behre Dolbear NI 43-101, August 2010)*

Deep knowledge of the mineralization of the Comstock and Silver City Districts

- One of Nevada's historically richest mining districts and underexplored by modern methods
- Cost effective and successful exploration approach (recent Drill Program hit mineralization in 49 of 51 holes)
- Recent acquisitions extend exploration targets over a 6-mile contiguous mineralized trend

Permitted, production-ready infrastructure

- Development pipeline: All in low risk Nevada jurisdiction

Near term gold production and cash flow from Dayton and Lucerne Resource Areas

- Actual test production (through 2006) — 12,400 gold ounces; 53,000 silver ounces
- First Gold Dore Pour — 12,000 - 15,000 gold equivalent ounces
- Forecast 2012 — 24,000 gold equivalent ounces
- Low cost, favorable shallow open pit resource and outstanding strip ratios

Strong management team with development, operational, regulatory and financial experience

Significant, near term value creation through:

- Successful restructuring and recapitalization of the balance sheet and equity funding of the business plan
- Produce in 2011 to positive cash flow
- Validate 3.25 million Au Eq Oz of (at least) Measured & Indicated Resource

COMSTOCK MINING INC

COMSTOCK MINING INC








Increasing Quality Gold Resources and Near Term Cash Flow

Comstock Mining Inc.
1200 American Flat Rd
PO Box 1118
Virginia City, NV 89440

OTCBB: LODE

775-847-5272 Main
775-847-4755 Investors
800-750-5740
info@comstockmining.com
www.comstockmining.com

COMSTOCK MINING INC



APPENDIX: Trading Comparables Summary

-North American Gold Exploration Stage
-Junior Gold Producers

Trading Comp Summary – North American Exploration Stage (Resource Only)[21]

($ in millions, as of 9/22/2010)

Company	Share Price	Shares Outstanding	Market Cap	Enterprise Value	Cash	Debt	% of 52-week Low	% of 52-week High	TEV / EBITDA CY2009E	TEV / EBITDA CY2010E	Gold Eq. Oz. (M)	Market Cap / Oz.	EV / Oz	2009A Production (000 Oz)
Gold Exploration Stage NORTH AMERICA (Resource Only)														
Chesapeake Gold Corp.	$8.95	38	$331	$323	$8	$4	224%	90%	NM	NM	28.1	$12	$12	NA
Clifton Star Resources, Inc.	4.69	30	134	130	4	0	235%	57%	NM	NM	0.0	NM	NM	NA
Coventry Resources Limited	0.24	127	29	24	5	0	145%	60%	NM	NM	1.0	29	24	NA
Eastmain Resources Inc.	1.65	91	145	129	15	0	143%	94%	NM	NM	1.2	121	107	NA
Fronteer Gold Inc.	7.33	121	854	679	113	0	194%	87%	NM	NM	5.4	158	126	NA
Kimber Resources Inc.	0.91	68	60	54	6	0	142%	50%	NM	NM	2.2	27	25	NA
Kiska Metals Corporation	1.05	66	67	65	3	0	162%	83%	NM	NM	5.9	11	11	NA
Paramount Gold and Silver Corp.	1.50	132	198	177	20	0	138%	74%	NM	NM	2.6	75	67	NA
Queenston Mining Inc.	4.71	68	310	271	40	0	147%	70%	NM	NM	2.7	115	101	NA
Rainy River Resources Ltd.	8.88	73	622	563	61	0	455%	97%	NM	NM	5.2	120	108	NA
Torex Gold Resources Inc.	1.46	345	486	424	65	0	162%	74%	NM	NM	3.9	125	109	NA
Treasury Metals Inc.	0.61	34	20	20	0	0	321%	71%	NM	NM	1.1	18	18	NA
Group Average - Total							**206%**	**76%**	**NM**	**NM**		**$74**	**$64**	**NA**
Group Median - Total							**162%**	**74%**	**NM**	**NM**		**75**	**67**	**NA**
Group Average - 0.0 - 1.0 Million Ounces							**145%**	**60%**	**NM**	**NM**		**29**	**24**	**NA**
Group Average - 1.0 - 3.0 Million Ounces							**178%**	**72%**	**NM**	**NM**		**71**	**63**	**NA**
Group Average - 3.0+ Million Ounces							**239%**	**86%**	**NM**	**NM**		**85**	**73**	**NA**

Gold equivalent ounces based on metal prices of US$850/oz of gold, US$13.50/oz of silver, US$2.25/lb of copper, and US$0.95/lb of zinc
Source: Capital IQ, Company Reports, Haywood Securities

COMSTOCK MINING INC

Trading Comp Summary – Junior Gold Producers (Au. Eq. Oz <5MM)

($ in millions, as of 9/22/2010)

Company	Share Price	Shares Outstanding	Market Cap	Enterprise Value	Cash	Debt	% of 52-week Low	% of 52-week High	TEV / EBITDA CY2009E	TEV / EBITDA CY2010E	Gold Eq. Oz. (M)	Market Cap / Oz.	EV / Oz	2009A Production (000 Oz)
Junior Gold Producers (Au Eq. Oz < 5MM)														
Alexis Minerals Corp.	$0.16	305	$46	$50	$1	$6	119%	32%	NM	NM	2.6	$18	$19	33
Argonaut Gold Ltd.	3.66	56	198	176	47	7	158%	92%	NM	NM	2.3	86	77	29
Brigus Gold Corp.	1.56	141	212	268	5	59	141%	63%	NM	8.2x	3.7	57	72	52
Claude Resources, Inc.	1.44	131	183	196	1	14	203%	89%	NM	NM	2.0	91	98	47
Cluff Gold plc	0.91	123	175	179	2	6	160%	87%	NM	7.4x	3.2	55	56	76
Gold-Ore Resources Ltd.	0.67	83	54	49	4	0	186%	89%	NM	NM	2.6	21	19	37
Intrepid Mines Limited	1.17	431	481	459	20	0	557%	90%	NM	NM	3.1	155	148	75
Kirkland Lake Gold Inc.	8.40	68	550	503	13	0	134%	77%	NM	NM	3.4	162	148	48
Lake Shore Gold Corp.	3.68	376	1,337	1,283	70	14	148%	84%	NM	NM	2.6	514	493	8
MDN Inc.	0.41	99	39	25	10	0	127%	57%	NM	NM	0.1	386	253	28
Medusa Mining Limited	4.70	188	840	804	32	0	183%	96%	17.4x	11.1x	2.0	420	402	NA
Metanor Resources Inc.	0.48	128	59	64	0	5	119%	54%	NM	NM	0.8	74	80	NA
Mineral Deposits Ltd.	1.05	606	604	611	14	21	143%	89%	NM	11.3x	3.2	189	191	62
Orosur Mining Inc.	0.52	64	32	24	9	0	179%	75%	NM	NM	0.9	36	26	70
Richmont Mines Inc.	5.11	31	158	123	36	0	193%	93%	NM	NM	1.3	121	94	NA
San Gold Corporation	3.50	301	1,016	1,001	NA	3	144%	70%	NM	NM	3.9	261	257	44
Semafo, Inc.	9.25	271	2,422	2,263	179	24	371%	94%	21.3x	14.3x	4.5	538	503	242
St Andrew Goldfields Ltd.	1.50	360	522	544	18	40	357%	88%	NM	16.3x	3.8	137	143	19
Timmins Gold Corp.	2.01	135	261	291	5	23	314%	91%	NM	10.3x	1.0	261	291	NA
Wesdome Gold Mines Ltd.	2.84	101	277	270	21	14	157%	96%	NM	NM	3.8	73	71	96
Group Average - Total							**205%**	**80%**	**19.3x**	**11.3x**		**$183**	**$172**	**60**
Group Median - Total							**159%**	**88%**	**NM**	**NM**		**129**	**121**	**47**
Group Average - 0.0 - 1.0 Million Ounces							**185%**	**69%**	**NM**	**NM**		**189**	**163**	**25**
Group Average - 1.0 - 3.0 Million Ounces							**170%**	**82%**	**2.5x**	**1.6x**		**182**	**172**	**22**
Group Average - 3.0+ Million Ounces							**241%**	**84%**	**2.4x**	**6.4x**		**181**	**177**	**79**

Gold equivalent ounces based on metal prices of US$850/oz of gold, US$13.50/oz of silver, US$2.25/lb of copper, and US$0.95/lb of zinc

Source: Capital IQ, Company Reports, Haywood Securities

COMSTOCK MINING INC